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                                                                 EXHIBIT 10.5
                                                                 EXECUTION COPY


                       GUARANTEE AND COLLATERAL AGREEMENT

                                   dated as of

                                January 10, 2005,

                                      among

                              MAC-GRAY CORPORATION,
                            MAC-GRAY SERVICES, INC.,
                             INTIRION CORPORATION,

                        THE SUBSIDIARIES OF THE BORROWERS
                                IDENTIFIED HEREIN

                                       and

                           JPMORGAN CHASE BANK, N.A.,

                               as Collateral Agent

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                                TABLE OF CONTENTS

                                    ARTICLE I

                                   Definitions

SECTION 1.01. Credit Agreement                                                 1
SECTION 1.02. Other Defined Terms                                              1

                                   ARTICLE II

                                   Guarantee

SECTION 2.01. Guarantee                                                        5
SECTION 2.02. Guarantee of Payment                                             5
SECTION 2.03. No Limitations                                                   5
SECTION 2.04. Reinstatement                                                    6
SECTION 2.05. Agreement To Pay; Subrogation                                    6
SECTION 2.06. Information                                                      6

                                   ARTICLE III

                              Pledge of Securities

SECTION 3.01. Pledge                                                           7
SECTION 3.02. Delivery of the Pledged Collateral                               7
SECTION 3.03. Representations, Warranties and Covenants                        8
SECTION 3.04. Certification of Limited Liability Company and
                Limited Partnership Interests                                  9
SECTION 3.05. Registration in Nominee Name; Denominations                      9
SECTION 3.06. Voting Rights; Dividends and Interest                            9

                                   ARTICLE IV

                     Security Interests in Personal Property

SECTION 4.01. Security Interest                                               11
SECTION 4.02. Representations and Warranties                                  13
SECTION 4.03. Covenants                                                       14
SECTION 4.04. Other Actions                                                   18
SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright
                Collateral                                                    20

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                                    ARTICLE V

                                    Remedies

SECTION 5.01. Remedies Upon Default                                           22
SECTION 5.02. Application of Proceeds                                         24
SECTION 5.03. Grant of License to Use Intellectual Property                   24
SECTION 5.04. Securities Act                                                  25
SECTION 5.05. Registration                                                    25

                                   ARTICLE VI

                    Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation                                       26
SECTION 6.02. Contribution and Subrogation                                    26
SECTION 6.03. Subordination                                                   27

                                  ARTICLE VII

                                 Miscellaneous

SECTION 7.01. Notices                                                         27
SECTION 7.02. Waivers; Amendment                                              27
SECTION 7.03. Collateral Agent's Fees and Expenses; Indemnification           28
SECTION 7.04. Successors and Assigns                                          28
SECTION 7.05. Survival of Agreement                                           28
SECTION 7.06. Counterparts; Effectiveness; Several Agreement                  29
SECTION 7.07. Severability                                                    29
SECTION 7.08. Right of Set-Off                                                29
SECTION 7.09. Governing Law; Jurisdiction; Consent to Service of Process      30
SECTION 7.10. WAIVER OF JURY TRIAL                                            30
SECTION 7.11. Headings                                                        31
SECTION 7.12. Security Interest Absolute                                      31
SECTION 7.13. Termination or Release                                          31
SECTION 7.14. Additional Subsidiaries                                         32
SECTION 7.15. Collateral Agent Appointed Attorney-in-Fact                     32

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SCHEDULES
---------

Schedule I    Subsidiary Parties
Schedule II   Pledged Stock; Debt Securities
Schedule III  Intellectual Property
Schedule IV   Commercial Tort Claims
Schedule V    Insurance Requirements
Schedule VI   Deposit Accounts

EXHIBITS
--------

Exhibit I     Form of Deposit Account Control Agreement
Exhibit II    Form of Supplement

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               GUARANTEE AND COLLATERAL AGREEMENT dated as of January 10, 2005, among Mac-Gray Corporation (the "PARENT BORROWER"), Mac-Gray Services, Inc. ("SERVICES"), Intirion Corporation (together with the Parent Borrower and Services, the "BORROWERS"), the Subsidiaries of the Borrowers identified herein and JPMORGAN CHASE BANK, N.A., as Collateral Agent (the "COLLATERAL AGENT").

     Reference is made to the Credit Agreement dated as of January 10, 2005 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Parties are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                  DEFINITIONS

     SECTION 1.01. CREDIT AGREEMENT. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the New York UCC.

     (b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

     SECTION 1.02. OTHER DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

     "ACCOUNT DEBTOR" means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

     "ARTICLE 9 COLLATERAL" has the meaning assigned to such term in Section
4.01.

     "COLLATERAL" means Article 9 Collateral and Pledged Collateral.

     "COPYRIGHT LICENSE" means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any

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right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

     "COPYRIGHTS" means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

     "CREDIT AGREEMENT" has the meaning assigned to such term in the preliminary statement of this Agreement.

     "DEPOSIT ACCOUNT CONTROL AGREEMENT" means an agreement substantially in the form of Exhibit I, or any other form approved by the Collateral Agent, among the applicable Grantor, the Collateral Agent and the applicable depositary bank.

     "FEDERAL SECURITIES LAWS" has the meaning assigned to such term in Section 5.04.

     "GENERAL INTANGIBLES" means all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

     "GRANTORS" means the Borrowers and the Subsidiary Parties.

     "GUARANTORS" means the Subsidiary Parties.

     "INTELLECTUAL PROPERTY" means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how and show-how.

     "LICENSE" means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those listed on Schedule III.

     "LOAN DOCUMENT OBLIGATIONS" means (a) the due and punctual payment by the Borrowers of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment


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or otherwise, (ii) each payment required to be made by the Borrowers under the
Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations of any of the Borrowers to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrowers under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

     "NEW YORK UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

     "OBLIGATIONS" means (a) Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under or in connection with each Swap Agreement that (i) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into (even if that counterparty should subsequently cease to be a Lender (or an Affiliate of a Lender)) and (c) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the Administrative Agent (in its individual capacity), any Lender or any of their respective Affiliates and arising from treasury, depositary and cash management services in connection with any automated clearinghouse transfers of funds.

     "PATENT LICENSE" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

     "PATENTS" means all of the following now owned or hereafter acquired by any
Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

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     "PLEDGED COLLATERAL" has the meaning assigned to such term in Section 3.01.

     "PLEDGED DEBT SECURITIES" has the meaning assigned to such term in Section 3.01.

     "PLEDGED SECURITIES" means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

     "PLEDGED STOCK" has the meaning assigned to such term in Section 3.01.

     "PROCEEDS" has the meaning specified in Section 9-102 of the New York UCC.

     "SECURED PARTIES" means (a) the Lenders (and any Affiliate of any Lender to which any obligation referred to in clause (c) of the definition of the term "Obligations" is owed), (b) the Administrative Agent, (c) the Collateral Agent,
(d) the Issuing Bank, (e) each counterparty to any Swap Agreement with a Loan Party the obligations under which constitute Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and assigns of each of the foregoing.

     "SECURITY INTEREST" has the meaning assigned to such term in Section 4.01.

     "SUBSIDIARY PARTIES" means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Effective Date.

     "TRADEMARK LICENSE" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

     "TRADEMARKS" means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

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                                   ARTICLE II

                                   GUARANTEE

     SECTION 2.01. GUARANTEE. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrowers or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

     SECTION 2.02. GUARANTEE OF PAYMENT. Each of the Guarantors further agrees that its guarantee hereunder constitutes a continuing guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrowers or any other Person.

     SECTION 2.03. NO LIMITATIONS. (a) Except for termination of a Guarantor's obligations hereunder as expressly provided in Section 7.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Collateral Agent to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

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     (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrowers or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrowers or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrowers or any other Loan Party or exercise any other right or remedy available to them against the Borrowers or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrowers or any other Loan Party, as the case may be, or any security.

     SECTION 2.04. REINSTATEMENT. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrowers, any other Loan Party or otherwise.

     SECTION 2.05. AGREEMENT TO PAY; SUBROGATION. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrowers or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrowers or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

     SECTION 2.06. INFORMATION. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers' and each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

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                                   ARTICLE III

                              PLEDGE OF SECURITIES

     SECTION 3.01. PLEDGE. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor's right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by it and listed on
Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the "PLEDGEDSTOCK"); PROVIDED that the Pledged Stock shall not include (i) Equity Interests of TLP or (ii) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary, (b)(i) the debt securities owned by it and listed opposite the name of such Grantor on Schedule II, (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "PLEDGED DEBT SECURITIES"), (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01, (d) subject to
Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above, (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the "PLEDGED COLLATERAL").

     TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, HOWEVER, to the terms, covenants and conditions hereinafter set forth.

     SECTION 3.02. DELIVERY OF THE PLEDGED COLLATERAL. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities.

     (b) Each Grantor will cause any Indebtedness for borrowed money owed to such Grantor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof.

     (c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the

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Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; PROVIDED that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

     SECTION 3.03. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

     (a) Schedule II correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

     (b) the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock of issuers that are corporations, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof; PROVIDED, HOWEVER, that to the extent the Pledged Stock and Pledged Debt Securities are issued by Persons which are not Subsidiaries, the representation and warranty made in clause (b) is made only to the Grantor's knowledge;

     (c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement, Permitted Encumbrances and transfers made in compliance with the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement, Permitted Encumbrances and transfers made in compliance with the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and Permitted Encumbrances), however, arising, of all Persons whomsoever;

     (d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

     (e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

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     (f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge of the Pledged Collateral effected hereby (other than such as have been obtained and are in full force and effect);

     (g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

     (h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

     SECTION 3.04. CERTIFICATION OF LIMITED LIABILITY COMPANY AND LIMITED PARTNERSHIP INTERESTS. Each interest in any limited liability company or limited partnership in which any Grantor holds more than a 50% interest in the voting and total equity interests and pledged hereunder shall be represented by a certificate, shall be a "security" within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

     SECTION 3.05. REGISTRATION IN NOMINEE NAME; DENOMINATIONS. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it in its capacity as holder of and with respect to Pledged Securities registered in the name of such Grantor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     SECTION 3.06. VOTING RIGHTS; DIVIDENDS AND INTEREST. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors that their rights under this Section 3.06 are being suspended:

               (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; PROVIDED that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

               (ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

               (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; PROVIDED that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

     (b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section
3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Parent Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

     (c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06 and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06 shall cease and all such rights shall thereupon become vested in the Collateral Agent which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; PROVIDED that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

     (d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

                                   ARTICLE IV

                     SECURITY INTERESTS IN PERSONAL PROPERTY

     SECTION 4.01. SECURITY INTEREST. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the "SECURITY INTEREST") in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "ARTICLE 9 COLLATERAL"):

                  (i) all Accounts;

                 (ii) all Chattel Paper;

                (iii) all cash and Deposit Accounts;

                 (iv) all Documents;

                  (v) all Equipment;

                 (vi) all General Intangibles;

                (vii) all Instruments;

               (viii) all Inventory;

                 (ix) all Investment Property;

                  (x) Letter of Credit rights;

                 (xi) all commercial tort claims against any Grantor (as identified on Schedule IV hereto);

                (xii) all books and records pertaining to the Article 9 Collateral; and

               (xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; PROVIDED, HOWEVER, that notwithstanding any of the other provisions in this Article IV, this Agreement shall not constitute a grant of security interest in (and the term "Collateral" shall not include) any "Collateral" as such term is defined in Section 16 of the Mortgage and Security Agreement dated as of March 5, 2004 (as amended, supplemented or otherwise modified as of the date hereof), between Services and Citizens Bank of Massachusetts ("CITIZENS") granted in connection with the Loan Agreement dated as of March 5, 2004 (as amended, supplemented or otherwise modified as of the date hereof), between Services and Citizens.

                  (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the
Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Pledgor, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request. The Collateral Agent hereby agrees that it shall not file any "fixture filings" and the Grantors shall have no obligation to provide information required for any "fixture filings" except in respect of any fixtures associated with any Mortgaged Property.

                  Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                  The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

     (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

     SECTION 4.02. REPRESENTATIONS AND WARRANTIES. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

     (a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

     (b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Effective Date. Uniform Commercial Code financing statements (including fixture filings, if required under Section 4.01(b)) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Section 2 of the Perfection Certificate (or specified by notice from any Borrower to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by
Section 5.03 or Section 5.12 of the Credit Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement in the form hereof or in a form reasonably satisfactory to the Collateral Agent containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the

United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any
Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

     (c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) pursuant to the Uniform Commercial Code and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. Section 261 or 15 U.S.C. Section 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. Section 205. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Permitted Encumbrances that have priority as a matter of law and Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

     (d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. None of the Grantors has filed or consented to the filing of
(i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to
Section 6.02 of the Credit Agreement.

     SECTION 4.03. COVENANTS. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in corporate name, (ii) in the location of its chief executive office, its principal place of business or any office in which it maintains books or records relating to Article 9 Collateral owned by it, (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each Grantor agrees to promptly provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial

Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the
Article 9 Collateral owned or held by such Grantor is damaged or destroyed.

     (b) Each Grantor agrees to (i) maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral and (ii) at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail consistent with each Grantor's current practices showing the identity, amount and location of any and all Article 9 Collateral; PROVIDED that upon the occurrence and during the continuance of an Event of Default, such certified schedules or schedules shall be prepared and delivered in form and detail satisfactory to the Collateral Agent.

     (c) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to
Section 6.02 of the Credit Agreement.

     (d) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith; PROVIDED that it is understood and agreed that such actions shall not include the requirement that any Grantor obtain any third party consent or approval arising under any Laundry Facility Agreement. If any amount payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

     Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; PROVIDED that any Grantor shall have the right, exercisable within 10 days after it has been notified in writing by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified in writing by the Collateral Agent of the specific identification of such Collateral.

     (e) The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, upon reasonable prior notice, at the Grantors' own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, upon the occurrence and during the continuance of an Event of Default in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. Subject to the provisions of Section 9.12 of the Credit Agreement, the Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

     (f) At its option, the Collateral Agent may, after notice and demand to the Grantors to do so, discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the
Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and, after notice and demand to the Grantors to do so, may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; PROVIDED that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

     (g) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

     (h) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

     (i) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, agent, bailee, or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have acknowledged in writing, in form and substance reasonably satisfactory to the Collateral Agent, that such warehouseman, agent, bailee or processor holds the Inventory for the benefit of the Collateral Agent subject to the Security Interest and shall act upon the instructions of the Collateral Agent without further consent from the Grantor, and that such warehouseman, agent, bailee or processor further agrees to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

     (j) None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business and consistent with its current practices.

     (k) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Schedule V hereto and
Section 5.07 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

     (l) Each Grantor shall maintain, in form and manner reasonably satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

     SECTION 4.04. OTHER ACTIONS. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Article 9
Collateral:

     (a) INSTRUMENTS. If any Grantor shall at any time hold or acquire any Instruments, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

     (b) DEPOSIT ACCOUNTS. Schedule VI identifies each deposit account of the Grantors as of the date hereof. In accordance with Section 5.15(b) of the Credit Agreement, for each deposit account held by any Grantor at Citizens Bank of Massachusetts marked with an asterisk on Schedule VI and for each deposit account that any Grantor at any time opens or maintains after the date hereof as the Collateral Agent may require, such Grantor shall, in accordance with Section 5.15(b) of the Credit Agreement, either (i) cause the depositary bank to agree to comply with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of such Grantor or any other Person, pursuant a Deposit Account Control Agreement, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the deposit account, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such deposit account. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor unless an Event of Default has occurred and is continuing. The provisions of this paragraph shall not apply to deposit accounts for which the Collateral Agent is the depositary. Each Grantor agrees to use its best efforts to cause any amounts in any deposit account for which a Deposit Account Control Agreement is not required to be executed and delivered pursuant to the provisions of this paragraph to be remitted on a regular basis in a manner consistent with its past practice to a deposit account for which a Deposit Account Control Agreement has been executed and delivered.

     (c) INVESTMENT PROPERTY. Except to the extent otherwise provided in
Article III, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such investment property. The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

     (d) ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC Section 9-105 of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

     (e) LETTER-OF-CREDIT RIGHTS. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either
(i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

     (f) COMMERCIAL TORT CLAIMS. If any Grantor shall at any time hold or acquire a commercial tort claim in an amount reasonably estimated to exceed $250,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

     SECTION 4.05. COVENANTS REGARDING PATENT, TRADEMARK AND COPYRIGHT COLLATERAL. (a) Each Grantor agrees that it will not, do any act or omit do to any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent that is material to the conduct of such Grantor's business, as determined by such Grantor in its reasonable business judgment, may lapse or become dedicated to the public prior to such Patent's natural expiration, and agrees that it shall continue to mark any products covered by such Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

     (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business as determined by such Grantor in its reasonable business judgment, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

     (c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright material to the conduct of such Grantor's business, as determined by such Grantor in its reasonable business judgment, continue to publish, reproduce, display, adopt and distribute such work with appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws.

     (d) Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business, as determined by such Grantor in its reasonable business judgment, may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any such Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

     (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such requested writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

     (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof (i) to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and (ii) to maintain each issued Patent and each registration of the Trademarks and Copyrights, in each case, that is material to the conduct of any Grantor's business, as determined by such Grantor in its reasonable business judgment, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with such Grantor's reasonable business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

     (g) In the event that any Grantor knows or has reason to believe that any
Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business, as determined by such Grantor in its reasonable business judgment, has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with such Grantor's reasonable business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.

     (h) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall use commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                                    ARTICLE V

                                    REMEDIES

     SECTION 5.01. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such
Article 9 Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability to any Grantor for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Collateral Agent shall give the applicable Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

     SECTION 5.02. APPLICATION OF PROCEEDS. The Collateral Agent shall apply the proceeds of any collection or sale of or foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as follows:

          FIRST, to the payment of all costs and expenses incurred by the Collateral Agent and Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent or Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

          THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

     SECTION 5.03. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies upon the occurrence and during the continuation of an Event of Default, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and only during the continuation of an Event of Default; PROVIDED that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

     SECTION 5.04. SECURITIES ACT. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "FEDERAL SECURITIES LAWS") with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable "blue sky" or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

     SECTION 5.05. REGISTRATION. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses of legal counsel to the Collateral Agent), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the "blue sky" or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this
Section 5.05 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 5.05 may be specifically enforced.

                                   ARTICLE VI

                    INDEMNITY, SUBROGATION AND SUBORDINATION

     SECTION 6.01. INDEMNITY AND SUBROGATION. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrowers agree that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrowers shall, jointly and severally, indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an obligation owed to any Secured Party, the Borrowers shall, jointly and severally, indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

     SECTION 6.02. CONTRIBUTION AND SUBROGATION. Each Guarantor and Grantor (a "CONTRIBUTING PARTY") agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Grantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor or Grantor (the "CLAIMING PARTY") shall not have been fully indemnified by the Borrowers as provided in Section 6.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors and Grantors on the date hereof (or, in the case of any Guarantor or Grantor becoming a party hereto pursuant to Section 7.14, the date of the supplement hereto executed and delivered by such Guarantor or Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this
Section 6.02 shall be subrogated to the rights of such Claiming Party under
Section 6.01 to the extent of such payment.

                  SECTION 6.03. SUBORDINATION. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower or any Guarantor or Grantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

     (b) Each Guarantor and Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor, Grantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations, except as otherwise permitted under the Credit Agreement.

                                   ARTICLE VII

                                 MISCELLANEOUS

     SECTION 7.01. NOTICES. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Parent Borrower as provided in Section 9.01 of the Credit Agreement.

     SECTION 7.02. WAIVERS; AMENDMENT. (a) No failure or delay by the Collateral Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a

Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

     SECTION 7.03. COLLATERAL AGENT'S FEES AND EXPENSES; INDEMNIFICATION.
(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement.

     (b) The parties hereto agree that the Collateral Agent and the other Indemnitees (as defined in Section 9.03 of the Credit Agreement) shall be entitled to indemnification as provided in Section 9.03 of the Credit Agreement.

     (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.03 shall be payable on written demand therefor.

     SECTION 7.04. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

     SECTION 7.05. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the other Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or other Secured Party or on its behalf and notwithstanding that the Collateral Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

                  SECTION 7.06. COUNTERPARTS; EFFECTIVENESS; SEVERAL AGREEMENT. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

     SECTION 7.07. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or uneforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7.08. RIGHT OF SET-OFF. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Subsidiary Party against any of and all the obligations of such Subsidiary Party now or hereafter existing under this agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 7.08 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

     SECTION 7.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.
(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     (b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or Guarantor, or its properties in the courts of any jurisdiction.

     (c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 7.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
SECTION 7.10.

     SECTION 7.11. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 7.12. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement.

     SECTION 7.13. TERMINATION OR RELEASE. (a) This Agreement, the Guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when all the Loan Document Obligations have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

     (b) A Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of any Borrower; PROVIDED that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

     (c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

     (d) In connection with any termination or release pursuant to paragraph
(a), (b) or (c), the Collateral Agent shall execute and deliver to any Grantor, at such Grantor's expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or warranty by the Collateral Agent.

     SECTION 7.14. ADDITIONAL SUBSIDIARIES. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary of a Loan Party that was not in existence or not a Subsidiary on the date of the Credit Agreement and is not a Foreign Subsidiary is required to enter in this Agreement as a Subsidiary Party upon becoming such a Subsidiary. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit II hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

     SECTION 7.15. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts Receivable to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; PROVIDED that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       MAC-GRAY CORPORATION,

                                         by
                                            -----------------------------------
                                            Name:
                                            Title:

                                       MAC-GRAY SERVICES, INC.,

                                         by
                                            -----------------------------------
                                            Name:
                                            Title:

                                       INTIRION CORPORATION,

                                         by
                                            -----------------------------------
                                            Name:
                                            Title:

                                       JPMORGAN CHASE BANK, N.A., AS
                                       COLLATERAL AGENT,

                                         by
                                            -----------------------------------
                                            Name:
                                            Title:

                                                                   Schedule I to
                                                               the Guarantee and
                                                            Collateral Agreement

                               SUBSIDIARY PARTIES

                                                                  Schedule II to
                                                               the Guarantee and
                                                            Collateral Agreement

                                EQUITY INTERESTS

                                             Number and
               Number of      Registered      Class of             Percentage
Issuer        Certificate       Owner       Equity Interest   of Equity Interests
------        -----------     ----------    ---------------   -------------------

                                 DEBT SECURITIES

                         Principal
Issuer                     Amount             Date of Note        Maturity Date
------                   ---------            ------------        -------------

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                   U.S. COPYRIGHTS OWNED BY [NAME OR GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no copyrights are owned. List in numerical order by Registration No.]

                          U.S. COPYRIGHT REGISTRATIONS

        Title                        Reg. No.                   Author
        -----                        --------                   ------

              PENDING U.S. COPYRIGHT APPLICATIONS FOR REGISTRATION

        Title                    Author             Class           Date Filed
        -----                    ------             -----           ----------

                        NON-U.S. COPYRIGHT REGISTRATIONS

[List in alphabetical order by country/numerical order by Registration No. within each country]

        Country                  Title              Reg. No.        Author
        -------                  -----              --------        ------


            NON-U.S. PENDING COPYRIGHT APPLICATIONS FOR REGISTRATION

[List in alphabetical order by country.]

        Country         Title         Author         Class         Date Filed
        -------         -----         ------         -----         ----------

                                    LICENSES

[Make a separate page of Schedule III for each Grantor, and state if any Grantor is not a party to a license/sublicense.]

I. LICENSES/SUBLICENSEES OF [NAME OF GRANTOR] AS LICENSOR ON DATE HEREOF

A. COPYRIGHTS

[List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order with Registration Nos. within each country in numerical order.]

                                 U.S. COPYRIGHTS

                                             Title of
     Licensee Name     Date of License/        U.S.
      and Address          Sublicense        Copyright      Author     Reg. No.
     -------------     ----------------      ---------      ------     --------

                               NON-U.S. COPYRIGHTS

                               Date of        Title of
           Licensee Name       License/        Non-U.S.
Country     and Address      Sublicensee      Copyrights      Author     Reg. No.
-------    -------------     -----------      ----------      ------     --------

B. PATENTS

[List U.S. patent nos. and U.S. patent application nos. in numerical order. List non-U.S. patent nos. and non-U.S. application in alphabetical order by country, with numbers within each country in numerical order.]

                                    U.S. PATENTS

Licensee Name            Date of License/
 and Address                Sublicense            Issue Date         Patent No.
-------------            ----------------         ----------         ----------

                            U.S. PATENT APPLICATIONS

     Licensee Name      Date of License/
      and Address           Sublicense         Date Filed      Application No.
     -------------      ---------------        ----------      ---------------

                                NON-U.S. PATENTS

                 Licensee Name     Date of License/     Issue        Non-U.S.
     Country      and Address         Sublicense        Date         Patent No.
     -------     -------------     ---------------      -----        ----------

                          NON-U.S. PATENT APPLICATIONS

                 Licensee Name     Date of License/     Date        Application
     Country      and Address         Sublicense        Filed           No.
     -------     -------------     ---------------      -----       -----------

C. TRADEMARKS

[List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S. application nos. with trademark nos. within each country in numerical order.]

                                 U.S. TRADEMARKS

     Licensee Name    Date of License/
      and Address        Sublicense       U.S. Mark    Reg. Date    Reg. No.
     -------------    ----------------    ---------    ---------    --------

                           U.S. TRADEMARK APPLICATIONS

     Licensee Name    Date of License/                              Application
      and Address        Sublicense       U.S. Mark    Date Filed        No.
     -------------    ----------------    ---------    ----------   ------------

                               NON-U.S. TRADEMARKS

                Licensee Name   Date of License/  Non-U.S.
     Country     and Address       Sublicense       Mark    Reg. Date   Reg. No.
     -------    -------------   ----------------  --------  ---------   --------

                         NON-U.S. TRADEMARK APPLICATIONS

                Licensee Name   Date of License/   Non-U.S.  Date    Application
     Country     and Address       Sublicense        Mark    Filed       No.
     -------    -------------   ----------------   -------   -----   -----------

D. OTHERS

        Licensee Name             Date of License/                 Subject
         and Address                 Sublicense                    Matter
        -------------             ----------------                 -------

II. LICENSEES/SUBLICENSES OF [NAME OF GRANTOR] AS LICENSEE ON DATE HEREOF

A. COPYRIGHTS

[List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order, with Registration Nos. within each country in numerical order.]

                                 U.S. COPYRIGHTS

Licensor Name and     Date of License/       Title of
      Address            Sublicense        U.S. Copyright    Author     Reg. No.
-----------------     ----------------     --------------    ------     --------

                               NON-U.S. COPYRIGHTS

                                Date of        Title of
            Licensor Name      License/        Non-U.S.
Country      and Address      Sublicensee     Copyrights     Author     Reg. No.
-------     -------------     -----------     ----------     ------     --------

B. PATENTS

[List U.S. patent nos. and U.S. patent application nos. in numerical order. List non-U.S. patent nos. and non-U.S. application nos. in alphabetical order by country with patent nos. within each country in numerical order.]

                                  U.S. PATENTS

                                    Date of
           Licensor Name           License/
            and Address           Sublicense     Issue Date     Patent No.
        ----------------------    ----------     ----------     ----------

                            U.S. PATENT APPLICATIONS

     Licensor Name       Date of License/
      and Address           Sublicense         Date Filed      Application No.
     -------------       ----------------      -----------     ---------------

                                NON-U.S. PATENTS

                  Licensor Name      Date of License/      Issue       Non-U.S.
     Country       and Address          Sublicense         Date       Patent No.
     -------      -------------      ----------------      -----      ----------

                          NON-U.S. PATENT APPLICATIONS

                  Licensor Name      Date of License/      Date      Application
     Country       and Address          Sublicense         Filed         No.
     -------      -------------      ----------------      -----     -----------


C. TRADEMARKS

[List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S. application nos. with trademark nos. within each country in numerical order.]

                                 U.S. TRADEMARKS

     Licensor Name     Date of License/
      and Address          Sublicense       U.S. Mark     Reg. Date     Reg. No.
     -------------     ----------------     ---------     ---------     --------

                           U.S. TRADEMARK APPLICATIONS

     Licensor Name     Date of License/                    Date     Application
      and Address         Sublicense        U.S. Mark     Filed         No.
     -------------     ----------------     ---------     -----     -----------

                               NON-U.S. TRADEMARKS

                 Licensor Name    Date of License/    Non-U.S.
     Country      and Address       Sublicense          Mark      Reg. Date    Reg. No.
     -------     -------------    ----------------    --------    ---------    --------

                         NON-U.S. TRADEMARK APPLICATIONS

                 Licensor Name    Date of License/    Non-U.S.    Date    Application
     Country      and Address       Sublicense          Mark      Filed       No.
     -------     -------------    ----------------    -------     -----   -----------

D. OTHERS

                                    Date of License/
Licensor Name and Address              Sublicense                 Subject Matter
-------------------------           ----------------              --------------

                       PATENTS OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no patents are owned. List in numerical order by Patent No./Patent Application No.]

                            U.S. PATENT REGISTRATIONS

           Patent Numbers                                  Issue Date
           --------------                                  -----------

                            U.S. PATENT APPLICATIONS

           Patent Application No.                          Filing Date
           ---------------------                           -----------

                          NON-U.S. PATENT REGISTRATIONS

[List in alphabetical order by country/numerical order by Patent No. within each country]

           Country               Issue Date                Patent No.
           -------               ----------                -----------

                          NON-U.S. PATENT REGISTRATIONS

[List in alphabetical order by country/numerical order by Application No. within each country]

           Country             Filing Date           Patent Application No.
           -------             -----------           ----------------------

                TRADEMARK/TRADE NAMES OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no trademarks/trade names are owned. List in numerical order by trademark registration/application no.]

                          U.S. TRADEMARK REGISTRATIONS

           Mark                  Reg. Date               Reg. No.
           -------               ---------               --------

                                    U.S. TRADEMARK APPLICATIONS

           Mark                  Filing Date             Application No.
           -------               ---------               ---------------

                          STATE TRADEMARK REGISTRATIONS

[List in alphabetical order by state/numerical order by trademark no. within each state]

     State             Mark            Filing Date            Application No.
     -----             ----            -----------            ---------------

                        NON-U.S. TRADEMARK REGISTRATIONS

[List in alphabetical order by country/numerical order by trademark no. within each country]

     Country           Mark            Reg. Date              Reg. No.
     -------           ----            ---------              --------

                         NON-U.S. TRADEMARK APPLICATIONS

[List in alphabetical order by country/numerical order by application no.]

     Country           Mark            Application Date       Application No.
     -------           ----            ----------------       ---------------

                                   TRADE NAMES

           Country(s) Where Used                         Trade Names
           ---------------------                         -----------

                                                                  Schedule IV to
                                                               the Guarantee and
                                                            Collateral Agreement

                             COMMERCIAL TORT CLAIMS

                                                                   Schedule V to
                                                               the Guarantee and
                                                            Collateral Agreement

                             INSURANCE REQUIREMENTS

     (a) The Borrowers will, and will cause each Subsidiary Party to, maintain (or cause to be maintained on its behalf), with financially sound and reputable insurance companies:

          (i) fire, boiler and machinery and extended coverage insurance, on a replacement cost basis, with respect to all personal property and improvements to real property (in each case constituting Collateral), in such amounts as are customarily maintained by companies in the same or similar business operating in the same or similar locations;

          (ii) commercial general liability insurance against claims for bodily injury, death or property damage occurring upon, about or in connection with the use of any properties owned, occupied or controlled by it, providing coverage on an occurrence basis with a combined single limit of not less than $[ ] and including the broad form CGL endorsement;

          (iii) business interruption insurance, insuring against loss of gross earnings for a period of not less than 12 months arising from any risks or occurrences required to be covered by insurance pursuant to clause (i) above; and

          (iv) such other insurance as may be required by law.

Deductibles or self-insured retention shall not exceed $[ ] for fire, boiler and machinery and extended coverage policies, $[ ] for commercial general liability policies or [ ] days for business interruption policies.

     (b) Fire, boiler and machinery and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include
(i) a lenders' loss payable clause in favor of the Collateral Agent and providing for losses thereunder to be payable to the Collateral Agent or its designee, (ii) a provision to the effect that neither any Loan Party, the Collateral Agent nor any other party shall be a coinsurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as loss payee. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent. The Parent Borrower shall deliver to the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence reasonably satisfactory to the Collateral Agent of payment of the premium therefor.

                                                                  Schedule VI to
                                                               the Guarantee and
                                                            Collateral Agreement

                                DEPOSIT ACCOUNTS

                                                                Exhibit I to the
                                                                   Guarantee and
                                                            Collateral Agreement


          DEPOSIT ACCOUNT CONTROL AGREEMENT dated as of [ ], (this "AGREEMENT"), among [GRANTOR], a [ ] corporation (the "GRANTOR"), JPMORGAN CHASE BANK, N.A ("JPMCB"), as collateral agent (in such capacity, the "COLLATERAL AGENT"), and [ ] a [ ] banking corporation (the "BANK").

     A. Reference is made to (a) the Credit Agreement dated as of January 10, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Mac-Gray Corporation, Inc., Mac-Gray Services, Inc., Intirion Corporation (each of the foregoing, individually, a "BORROWER" and collectively, the "BORROWERS"), the lenders from time to time party thereto and JPMCB, as Administrative Agent, and (b) the Guarantee and Collateral Agreement dated as of January 10, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT"), among the Borrowers, the subsidiaries of the Borrowers identified therein and JPMCB, as Collateral Agent.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee and Collateral Agreement.

     C. The Bank has established the following deposit accounts in the name of and for the benefit of the Grantor (the "ACCOUNTS"):

           Account Number                          Account Name
           --------------                          ------------

     D. The Grantor has granted to the Collateral Agent for the benefit of the Secured Parties a security interest in the Accounts.

     E. The Collateral Agent, the Grantor and the Bank are entering into this Agreement to perfect the security interest of the Collateral Agent in the Accounts and to provide for certain additional rights and obligations with respect thereto.

     Accordingly, the Collateral Agent, the Bank and the Grantor agree as follows:

     SECTION 1. THE ACCOUNTS. All parties agree that the Accounts are "deposit accounts" within the meaning of Article 9 of the Uniform Commercial Code of the State of New York (the "NEW YORK UCC"). All funds at any time on deposit in the Accounts shall be held by the Bank subject to the terms of this Agreement. The Bank has not and will not agree with any third party to comply with instructions or other directions concerning the Accounts or the disposition of funds in the Accounts originated by such third party without the prior written consent of the Collateral Agent.

                  SECTION 2. SUBORDINATION OF SETOFF, ETC. Except as otherwise provided in the Credit Agreement with respect to rights of set off available to the Bank in its capacity as a Lender (if and so long as the Bank is a Lender thereunder), the Bank waives all banker's liens, security interests, encumbrances, claims and rights of setoff it may have, now or in the future, against the Accounts or any funds in the Accounts other than in connection with the payment of the Bank's customary fees and charges with respect to the maintenance of the Accounts and for the reversal of provisional credits.

                  SECTION 3. CONTROL. If no Default Notice (as defined below) is in effect, the Bank may comply with instructions directing the disposition of funds in the Accounts originated by the Grantor or its authorized representatives. Immediately following an Event of Default and the delivery by the Collateral Agent of a written notice to the Bank that the Collateral Agent is thereby exercising exclusive control over the Accounts (such notice referred to herein as a "DEFAULT NOTICE"), (a) the Accounts shall, without further action on the part of the Grantor, the Collateral Agent or the Bank, be placed under the sole dominion and control of the Collateral Agent, who shall possess all right, title and interest in all of the items from time to time in the Accounts,
(b) neither the Grantor nor any person or entity claiming by, through or under the Grantor shall have any right, title or interest in, or control over the use of, or any right to withdraw any amount from, the Accounts, (c) the Bank shall be entitled to rely on, and shall act in accordance with, all instructions given to it by the Collateral Agent with respect to the Accounts and without further consent by the Grantor or any other person and (d) the Bank will not (i) deliver to the Grantor or any affiliate, employee or agent of the Grantor or permit the Grantor or any affiliate, employee or agent of the Grantor to withdraw or transfer any cash, proceeds or other items held in the Accounts or (ii) take any instruction from the Grantor or any affiliate, employee or agent of the Grantor with respect to the Accounts or any cash, proceeds or other item held therein. The Collateral Agent hereby agrees not to deliver a Default Notice unless an Event of Default has occurred and is continuing.

                  SECTION 4. STATEMENTS, CONFIRMATIONS AND NOTICES OF ADVERSE CLAIMS. The Bank will send copies of all statements concerning the Accounts to each of the Grantor and the Collateral Agent at its address for notices set forth below its signature hereto. Upon receipt of written notice of any lien, encumbrance or adverse claim against an Account or any funds credited thereto, the Bank will promptly notify the Collateral Agent and the Grantor thereof.

                  SECTION 5. LIMITED RESPONSIBILITY OF THE BANK. Except for acting on the Grantor's instructions in violation of Section 3 above, the Bank shall have no responsibility or liability to the Collateral Agent for complying with instructions concerning the Accounts from the Grantor or the Grantor's authorized representatives which are received by the Bank before the Bank receives a Default Notice. The Bank shall have no responsibility or liability to the Grantor for complying with a Default Notice or complying with instructions concerning the Accounts originated by the Collateral Agent, and shall have no responsibility to investigate the appropriateness of any such instruction or Default Notice, even if the Grantor notifies the Bank that the Collateral Agent is not legally entitled to originate any such instruction or Default Notice.

     SECTION 6. INDEMNIFICATION OF THE BANK. The Grantor agrees to indemnify against, and to hold the Bank, its directors, officers, agents and employees harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against the Bank, its directors, officers, agents and employees arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not the Bank, its directors, officers, agents or employees are a party thereto; PROVIDED that such indemnity shall not be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of the Bank.

     SECTION 7. CUSTOMER AGREEMENT. In the event of a conflict between this Agreement and any other agreement between the Bank and the Grantor, the terms of this Agreement will prevail.

     SECTION 8. TERMINATION. This Agreement shall continue in effect until the Collateral Agent has notified the Bank in writing that this Agreement, or the Collateral Agent's security interest in the Accounts, is terminated. Upon receipt of such notice, the obligations of the Bank hereunder with respect to the operation and maintenance of the Accounts after the receipt of such notice shall terminate, the Collateral Agent shall have no further right to originate instructions concerning the Accounts and any previous Default Notice delivered by the Collateral Agent shall be deemed to be of no further force and effect.

     SECTION 9. COMPLETE AGREEMENT. This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to Section 7 above, supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

     SECTION 10. WAIVERS; AMENDMENT. (a) No failure or delay by the Collateral Agent in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Collateral Agent are cumulative and are not exclusive of any rights, powers or remedies it would otherwise have. No waiver of any provision of this Agreement or consent to any departure therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Bank in any case shall entitle any Banks to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Grantor, the Bank and the Collateral Agent with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

     SECTION 11. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability in such jurisdiction of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 12. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Grantor, the Bank or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

     SECTION 13. NOTICES. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in
Section 9.01 of the Credit Agreement.

     SECTION 14. COUNTERPARTS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

     SECTION 15. ORGANIZATION; POWERS. (a)(i) The Grantor hereby represents and warrants that it is a [corporation] duly organized, validly existing and in good
standing under the laws of [      ] and has full corporate power and authority
under such laws to execute, deliver and perform its obligations under this Agreement, (ii) the Bank hereby represents and warrants that it is a [corporation] duly organized, validly existing and in good standing under the
laws of [     ] and has full corporate power and authority under such laws to execute, deliver and perform its obligations under this Agreement and (iii) the Collateral Agent hereby represents and warrants that it is a national banking association duly organized, validly existing and in good standing under the laws of The United States of America and has full corporate power and authority under such laws to execute, deliver and perform its obligations under this Agreement and (b) each of the Grantor, the Bank and the Collateral Agent hereby represents and warrants that (i) its execution, delivery and performance of its obligations under this Agreement have been duly and effectively authorized by all necessary corporate action and
(ii) this Agreement has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable in accordance with its terms.

     SECTION 16. INDEPENDENCE. The Bank shall be an independent contractor. This Agreement does not give rise to any partnership, joint venture or fiduciary relationship.

     SECTION 17. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     SECTION 18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
SECTION 18.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                       [GRANTOR]

                                         by
                                            ----------------------------------
                                            Name:
                                            Title:
                                            Address for Notices:

                                       JPMORGAN CHASE BANK, N.A,
                                       as Collateral Agent,

                                         by
                                            ----------------------------------
                                            Name:
                                            Title:
                                            Address for Notices:


                                       [BANK]

                                         by
                                            ----------------------------------
                                            Name:
                                            Title:
                                            Address for Notices:

                                                               Exhibit II to the
                                                                   Guarantee and
                                                            Collateral Agreement

               SUPPLEMENT NO. __ dated as of, to the Guarantee and Collateral Agreement dated as of January 10, 2005, among MAC-GRAY CORPORATION, a Delaware corporation (the "PARENT BORROWER"), MAC-GRAY SERVICES, INC. ("SERVICES") and INTIRION CORPORATION (together with the Parent Borrower and Services, the "BORROWERS"), the subsidiaries of the Borrowers identified therein (each such subsidiary individually a "SUBSIDIARY GUARANTOR" and collectively, the "SUBSIDIARY GUARANTORS"; the Subsidiary Guarantors and the Borrowers are referred to collectively herein as the "GRANTORS") and JPMORGAN CHASE BANK, N.A. ("JPMCB"), as Collateral Agent (in such capacity, the "COLLATERAL AGENT").

     A. Reference is made to the Credit Agreement dated as of January 10, 2005 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, the lenders from time to time party thereto and JPMCB, as Administrative Agent.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

     C. The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.14 of Collateral Agreement provides that additional Subsidiaries of any Borrower may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "NEW SUBSIDIARY") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

     SECTION 1. In accordance with Section 7.14 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Guarantor and a Grantor), Grantor and Guarantor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party, Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary's right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a "Guarantor" or "Grantor" in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

     SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

     SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

     IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

                                       [NAME OF NEW SUBSIDIARY],

                                         by
                                            ----------------------------------
                                            Name:
                                            Title:

                                            Legal Name:
                                            Jurisdiction of Formation:
                                            Location of Chief Executive office:


                                       JPMORGAN CHASE BANK, N.A.,
                                       AS COLLATERAL AGENT

                                         by
                                            ----------------------------------
                                            Name:
                                            Title:

                                                                      Schedule I
                                                   to the Supplement No _ to the
                                                                   Guarantee and
                                                            Collateral Agreement

                             LOCATION OF COLLATERAL

           Description                                 Location
           -----------                                 --------

                                EQUITY INTERESTS

                                            Number and
                Number of    Registered       Class of            Percentage
Issuer         Certificate     Owner      Equity Interests   of Equity Interests
------         -----------   ----------   ----------------   -------------------

                                 DEBT SECURITIES

                   Principal
Issuer               Amount            Date of Note          Maturity Date
------             ---------           ------------          -------------

                              INTELLECTUAL PROPERTY